Exhibit 99.1

For Immediate Release

For more information:
Rex S. Schuette
Chief Financial Officer
(706) 781-2266
Rex_Schuette@ucbi.com

UNITED COMMUNITY BANKS, INC. REPORTS
EARNINGS OF $9.3 MILLION FOR FOURTH QUARTER 2012

●	Net income of $9.3 million, or 11 cents per share
●	Loans up $37.2 million from third quarter, or 4 percent annualized
●	Core transaction deposits up $75.2 million in fourth quarter, or 10 percent annualized
●	Solid improvement in credit quality

BLAIRSVILLE, GA – January 24, 2013 – United Community Banks, Inc. (NASDAQ: UCBI) today reported net income of $9.3 million, or 11 cents per share, for the fourth quarter of 2012, and net income of $37.9 million, or 44 cents per share, for the year.  The results for the fourth quarter and year reflect modest loan growth, improved credit quality, strong core transaction deposit growth, an increase in fee revenue, and lower operating expenses compared with the same periods a year ago.

“We had another positive quarter and a very productive year in rebuilding our core earnings and positioning United for future growth,” said Jimmy Tallent, president and chief executive officer.  “In the fourth quarter we achieved meaningful improvement in every key measure of credit quality, and we continued to build strong momentum in growing new customer loan and deposit relationships.”

Tallent continued, “We grew our loan portfolio by $37 million from the third quarter, for an annualized rate of 4 percent.  That was no easy accomplishment in the current business environment.  Additionally, our core transaction deposits increased by $75 million, or 10 percent annualized.  At the same time we lowered nonperforming assets by 10 percent, to $128 million. This total includes our lowest level of foreclosed properties since 2007, at $18 million.  Even more encouraging was the significant drop in net charge-offs to $14.5 million, the lowest level since the second quarter of 2008.”

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“This was a good way to end a successful year,” Tallent stated.  “During 2012, we achieved $65 million in net new loan growth and we increased core transaction deposits by $311 million or 11 percent.  Continued growth in quality loan and deposit relationships remains a top priority.”

The fourth quarter provision for loan losses was $14 million, equal to a year ago and down $1.5 million from the third quarter.  Fourth quarter net charge-offs were $14.5 million compared to $20.6 million in the third quarter and $45.6 million in the fourth quarter of 2011.

“The inflow of nonperforming loans in the fourth quarter was $20 million, the lowest quarterly total since the beginning of the economic cycle,” Tallent said.  “We expect this trend will lead to lower quarterly charge-offs and loan loss provisions during 2013.”

Taxable equivalent net interest revenue totaled $56.0 million, down $1.34 million from the third quarter of 2012 and down $3.02 million from the fourth quarter of 2011.  “The decrease primarily reflects lower yields on our investment securities and loan portfolios, as well as the overlap of new senior debt issued at the beginning of the fourth quarter that was used to repay subordinated debt that matured late in the fourth quarter,” said Tallent.

“The lower yield on our loan portfolio reflects ongoing pricing pressure on new and renewed loans,” Tallent continued.  “Our investment securities interest decline was due to reinvestment of cash flows at record low rates.  We continue to look for reinvestment opportunities with a focus on floating-rate securities to alleviate market and duration risk.  Floating-rate securities, which account for 38 percent of the total investment securities portfolio, improve our interest sensitivity position by reducing our exposure to rising interest rates,” Tallent continued.

2

The taxable equivalent net interest margin was down 16 basis points from the third quarter and 7 basis points from a year ago to 3.44 percent.  “Five of the 16 basis point linked-quarter margin decline was due to the overlap in the replacement of maturing subordinated debt,” stated Tallent. “Another five basis points was due to the scheduled repricing of certain corporate bonds from a fixed to floating rate.  These floating rate securities were part of a planned strategy to maintain a neutral to slightly asset-sensitive interest rate position.  The balance of the decrease was due to a new loan product offering with a low introductory rate that will reprice in 2013 and continued loan pricing pressures.”

Fee revenue was $14.8 million for the fourth quarter, compared to $13.8 million for the third quarter and $12.7 million a year ago.  The increase from prior quarters was primarily due to the higher level of mortgage loans closed and related fees.  Mortgage refinancing activity continued at a strong pace through the fourth quarter as mortgage rates remained at record low levels.  Closed mortgage loans totaled $100 million in the fourth quarter compared with $108 million in the third quarter and $78.8 million in the fourth quarter of 2011.  Service charges and fees on deposit accounts were also up from a year ago due to new fees on low balance deposit accounts that became effective in the first quarter of 2012, and to higher debit card interchange fees.

Other fee revenue was down $217,000 from the third quarter of 2012 and $466,000 from the fourth quarter of 2011 to $2.34 million.  The decrease was primarily due to lower hedge ineffectiveness gains and to a fourth quarter 2011 gain of $728,000 from the sale of state low-income housing tax credits.

Operating expenses, excluding foreclosed property costs, were $42.1 million for the fourth quarter of 2012 compared to $41.1 million for the third quarter and $41.8 million a year ago.  The increase from a year ago was due primarily to a $2.24 million, one-time credit adjustment in the fourth quarter of 2011 related to our retirement plan that reduced salary and employee benefit expense in that period.  Excluding the foreclosed property costs and the one-time credit adjustment, quarterly operating expenses were down $1.9 million from a year ago.  Reduced staff levels and related costs were the primary drivers of the decrease. United had 164 fewer staff positions in the fourth quarter of 2012 compared to the fourth quarter of 2011.

3

Foreclosed property costs for the fourth quarter of 2012 were $4.6 million, compared to $3.7 million in the third quarter and $9.3 million a year ago.  Fourth quarter 2012 costs included $1.4 million for maintenance and $3.2 million in net losses and write-downs.  For the third quarter of 2012, foreclosed property costs included $962,000 in maintenance and $2.7 million in net losses and write-downs.  Fourth quarter 2011 foreclosed property costs included $2.4 million in maintenance and $6.9 million in net losses and write-downs.

As of December 31, 2012, capital ratios were as follows: Tier 1 Risk-Based of 14.2 percent; Tier 1 Leverage of 9.7 percent; Total Risk-Based of 15.8 percent; Tier 1 Common Risk-Based of 8.9 percent; and, Tangible Equity-to-Assets of 8.6 percent.

“By every measure, 2012 has been a year of significant improvement for United Community Banks,” Tallent said.  “Reflecting on all that this banking team has accomplished in restoring credit quality, regaining momentum in new business growth, and improving operating efficiency, I cannot help but look forward with excitement.

“We know that challenges remain as the economy continues to be sluggish and rates are at record lows,” Tallent continued.  “At the same time we expect credit measures to continue to improve, and this will translate into lower levels of charge-offs and provisioning. We see opportunities to grow our mortgage and advisory services businesses, and will look to expand both.  We believe we can grow our loan portfolio and we will accomplish this by continuing to add lenders in key markets, as well as expanding into new markets, like Greenville, South Carolina, where we recently opened a loan production office.”

Tallent concluded, “We constantly evaluate and find ways to improve this company – to make it more productive and efficient while continuing to deliver the best customer service in the industry.  Ultimately we are committed to delivering superior financial results on behalf of our shareholders.  We are committed, we are up to the challenge, and we look ahead with determination and optimism.”

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Conference Call
United will hold a conference call today, Thursday, January 24, 2013, at 11 a.m. ET to discuss the contents of this news release and to share business highlights for the quarter.  To access the call, dial (877) 380-5665 and use the conference number 86024021.  The conference call also will be webcast and can be accessed by selecting ‘Calendar of Events’ within the Investor Relations section of United’s website at www.ucbi.com.

About United Community Banks, Inc.
Headquartered in Blairsville, United Community Banks, Inc. is the third-largest bank holding company in Georgia. United has assets of $6.8 billion and operates 105 banking offices throughout north Georgia, the Atlanta region, coastal Georgia, western North Carolina,  east Tennessee and northwest South Carolina.  United specializes in providing personalized community banking services to individuals and small to mid-size businesses and also offers the convenience of 24-hour access through a network of ATMs, telephone and on-line banking. United’s common stock is listed on the Nasdaq Global Select Market under the symbol UCBI.  Additional information may be found at United’s website at www.ucbi.com.

Safe Harbor
This news release contains forward-looking statements, as defined by federal securities laws, including statements about United’s financial outlook and business environment.  These statements are based on current expectations and are provided to assist in the understanding of future financial performance. Such performance involves risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements.  For a discussion of some of the risks and other factors that may cause such forward-looking statements to differ materially from actual results, please refer to United’s filings with the Securities and Exchange Commission including its 2011 Annual Report on Form 10-K under the sections entitled “Forward-Looking Statements” and “Risk Factors.” Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements.

# # #

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UNITED COMMUNITY BANKS, INC.
Financial Highlights
Selected Financial Information
						Fourth
	2012				2011	Quarter		For the Twelve		YTD
(in thousands, except per share	Fourth	Third	Second	First	Fourth	2012-2011		Months Ended		2012-2011
data; taxable equivalent)	Quarter	Quarter	Quarter	Quarter	Quarter	Change		2012	2011	Change
INCOME SUMMARY
Interest revenue	$64,450	$65,978	$66,780	$70,221	$71,905			$267,429	$299,344
Interest expense	8,422	8,607	9,944	11,357	12,855			38,330	65,675
Net interest revenue	56,028	57,371	56,836	58,864	59,050	(5	) %	229,099	233,669	(2	) %
Provision for loan losses	14,000	15,500	18,000	15,000	14,000			62,500	251,000
Fee revenue	14,761	13,764	12,867	15,379	12,667	17		56,771	49,908	14
Total revenue	56,789	55,635	51,703	59,243	57,717			223,370	32,577
Operating expenses	46,726	44,783	44,310	46,955	51,080	(9)		182,774	261,599	(30)
Income (loss) before income taxes	10,063	10,852	7,393	12,288	6,637	52		40,596	(229,022)
Income tax expense (benefit)	802	284	894	760	(3,264)			2,740	(2,276)
Net income (loss)	9,261	10,568	6,499	11,528	9,901	(6)		37,856	(226,746)
Preferred dividends and discount accretion	3,045	3,041	3,032	3,030	3,025			12,148	11,838
Net income (loss) available to common shareholders	$6,216	$7,527	$3,467	$8,498	$6,876	(10)		$25,708	$(238,584)
PERFORMANCE MEASURES
Per common share:
Diluted income (loss)	$.11	$.13	$.06	$.15	$.12	(8)		$.44	$(5.97)
Book value	6.74	6.75	6.61	6.68	6.62	2		6.74	6.62	2
Tangible book value (2)	6.64	6.64	6.48	6.54	6.47	3		6.64	6.47	3
Key performance ratios:
Return on equity (1)(3)	6.03%	7.43%	3.51%	8.78%	7.40%			6.43%	(93.57)%
Return on assets (3)	.54	.63	.37	.66	.56			.55	(3.15)
Net interest margin (3)	3.44	3.60	3.43	3.53	3.51			3.50	3.44
Efficiency ratio	66.04	62.95	63.84	63.31	71.23			64.02	92.27
Equity to assets	8.63	8.75	8.33	8.19	8.28			8.47	7.75
Tangible equity to assets (2)	8.55	8.66	8.24	8.08	8.16			8.38	7.62
Tangible common equity to assets (2)	5.67	5.73	5.45	5.33	5.38			5.54	3.74
Tangible common equity to risk- weighted assets (2)	8.33	8.44	8.37	8.21	8.25			8.33	8.25
ASSET QUALITY *
Non-performing loans	$109,894	$115,001	$115,340	$129,704	$127,479			$109,894	$127,479
Foreclosed properties	18,264	26,958	30,421	31,887	32,859			18,264	32,859
Total non-performing assets (NPAs)	128,158	141,959	145,761	161,591	160,338			128,158	160,338
Allowance for loan losses	107,137	107,642	112,705	113,601	114,468			107,137	114,468
Net charge-offs	14,505	20,563	18,896	15,867	45,624			69,831	311,227
Allowance for loan losses to loans	2.57%	2.60%	2.74%	2.75%	2.79%			2.57%	2.79%
Net charge-offs to average loans (3)	1.39	1.99	1.85	1.55	4.39			1.69	7.33
NPAs to loans and foreclosed properties	3.06	3.41	3.51	3.88	3.87			3.06	3.87
NPAs to total assets	1.88	2.12	2.16	2.25	2.30			1.88	2.30
AVERAGE BALANCES ($ in millions)
Loans	$4,191	$4,147	$4,156	$4,168	$4,175	-		$4,166	$4,307	(3)
Investment securities	2,088	1,971	2,145	2,153	2,141	(2)		2,089	1,999	5
Earning assets	6,482	6,346	6,665	6,700	6,688	(3)		6,547	6,785	(4)
Total assets	6,778	6,648	6,993	7,045	7,019	(3)		6,865	7,189	(5)
Deposits	5,873	5,789	5,853	6,028	6,115	(4)		5,885	6,275	(6)
Shareholders’ equity	585	582	583	577	581	1		582	557	4
Common shares - basic (thousands)	57,971	57,880	57,840	57,764	57,646			57,857	39,943
Common shares - diluted (thousands)	57,971	57,880	57,840	57,764	57,646			57,857	39,943
AT PERIOD END ($ in millions)
Loans *	$4,175	$4,138	$4,119	$4,128	$4,110	2		$4,175	$4,110	2
Investment securities	2,079	2,025	1,984	2,202	2,120	(2)		2,079	2,120	(2)
Total assets	6,802	6,699	6,737	7,174	6,983	(3)		6,802	6,983	(3)
Deposits	5,952	5,823	5,822	6,001	6,098	(2)		5,952	6,098	(2)
Shareholders’ equity	585	585	576	580	575	2		585	575	2
Common shares outstanding (thousands)	57,741	57,710	57,641	57,603	57,561			57,741	57,561
(1) Net loss available to common shareholders, which is net of preferred stock dividends, divided by average realized common equity, which excludes accumulated other comprehensive income (loss). (2) Excludes effect of acquisition related intangibles and associated amortization. (3)Annualized.
*	Excludes loans and foreclosed properties covered by loss sharing agreements with the FDIC.

UNITED COMMUNITY BANKS, INC.
Selected Financial Information
For the Years Ended December 31,
(in thousands, except per share data;
taxable equivalent)	2012	2011		2010		2009		2008
INCOME SUMMARY
Net interest revenue	$229,099	$233,669		$243,052		$245,227		$238,704
Operating provision for loan losses (1)	62,500	251,000		234,750		310,000		184,000
Operating fee revenue (2)	56,771	49,908		48,548		50,964		46,081
Total operating revenue (1)(2)	223,370	32,577		56,850		(13,809)		100,785
Operating expenses (3)	182,774	261,599		242,952		217,050		200,335
Loss on sale of nonperforming assets	-	-		45,349		-		-
Operating income (loss) from continuing operations before taxes	40,596	(229,022)		(231,451)		(230,859)		(99,550)
Operating income taxes	2,740	(2,276)		73,218		(91,754)		(35,651)
Net operating income (loss) from continuing operations	37,856	(226,746)		(304,669)		(139,105)		(63,899)
Gain from acquisition, net of tax	-	-		-		7,062		-
Noncash goodwill impairment charges	-	-		(210,590)		(95,000)		-
Severance cost, net of tax benefit	-	-		-		(1,797)		-
Fraud loss provision and subsequent recovery, net of tax benefit	-	-		11,750		-		-
Net income (loss) from discontinued operations	-	-		(101)		513		449
Gain from sale of subsidiary, net of income taxes and selling costs	-	-		1,266		-		-
Net income (loss)	37,856	(226,746)		(502,344)		(228,327)		(63,450)
Preferred dividends and discount accretion	12,148	11,838		10,316		10,242		724
Net income (loss) available to common shareholders	$25,708	$(238,584)		$(512,660)		$(238,569)		$(64,174)
PERFORMANCE MEASURES
Per common share:
Diluted operating earnings (loss) from continuing operations (1)(2)(3)	$.44	$(5.97)		$(16.64)		$(12.37)		$(6.82)
Diluted earnings (loss) from continuing operations	.44	(5.97)		(27.15)		(19.80)		(6.82)
Diluted earnings (loss)	.44	(5.97)		(27.09)		(19.76)		(6.77)
Cash dividends declared (rounded)	-	-		-		-		.87
Stock dividends declared (6)	-	-		-		3 for 130		2 for 130
Book value	6.74	6.62		15.40		41.78		84.75
Tangible book value (5)	6.64	6.47		14.80		30.09		51.93
Key performance ratios:
Return on equity (4)	6.43	(93.57	) %	(85.08	) %	(34.40	) %	(7.82	) %
Return on assets	.55	(3.15)		(6.61)		(2.76)		(.76)
Net interest margin	3.50	3.44		3.56		3.29		3.18
Operating efficiency ratio from continuing operations (2)(3)	64.02	92.27		98.98		73.97		70.00
Equity to assets	8.47	7.75		10.77		11.12		10.22
Tangible equity to assets (5)	8.38	7.62		8.88		8.33		6.67
Tangible common equity to assets (5)	5.54	3.74		6.52		6.15		6.57
Tangible common equity to risk-weighted assets (5)	8.33	8.25		5.64		10.39		8.34
ASSET QUALITY *
Non-performing loans	$109,894	$127,479		$179,094		$264,092		$190,723
Foreclosed properties	18,264	32,859		142,208		120,770		59,768
Total non-performing assets (NPAs)	128,158	160,338		321,302		384,862		250,491
Allowance for loan losses	107,137	114,468		174,695		155,602		122,271
Operating net charge-offs (1)	69,831	311,227		215,657		276,669		151,152
Allowance for loan losses to loans	2.57%	2.79%		3.79%		3.02%		2.14%
Operating net charge-offs to average loans (1)	1.69	7.33		4.42		5.03		2.57
NPAs to loans and foreclosed properties	3.06	3.87		6.77		7.30		4.35
NPAs to total assets	1.88	2.30		4.42		4.81		2.92
AVERAGE BALANCES ($ in millions)
Loans	$4,166	$4,307		$4,961		$5,548		$5,891
Investment securities	2,089	1,999		1,453		1,656		1,489
Earning assets	6,547	6,785		6,822		7,465		7,504
Total assets	6,865	7,189		7,605		8,269		8,319
Deposits	5,885	6,275		6,373		6,713		6,524
Shareholders’ equity	582	557		819		920		850
Common shares - Basic (thousands)	57,857	39,943		18,925		12,075		9,474
Common shares - Diluted (thousands)	57,857	39,943		18,925		12,075		9,474
AT YEAR END ($ in millions)
Loans *	$4,175	$4,110		$4,604		$5,151		$5,705
Investment securities	2,079	2,120		1,490		1,530		1,617
Total assets	6,802	6,983		7,276		8,000		8,592
Deposits	5,952	6,098		6,469		6,628		7,004
Shareholders’ equity	585	575		469		962		989
Common shares outstanding (thousands)	57,741	57,561		18,937		18,809		9,602
(1) Excludes the subsequent recovery of $11.8 million in previously recognized fraud related loan losses in 2010. (2) Excludes the gain from acquisition of $11.4 million, net of income tax expense of $4.3 million in 2009. (3) Excludes goodwill impairment charges of $211 million and $95 million in 2010 and 2009, respectively, and severance costs of $2.9 million, net of income tax benefit of $1.1 million in 2009. (4) Net income (loss) available to common shareholders, which is net of preferred stock dividends, divided by average realized common equity, which excludes accumulated other comprehensive income (loss). (5) Excludes effect of acquisition related intangibles and associated amortization. (6) Number of new shares issued for shares currently held.

*	Excludes loans and foreclosed properties covered by loss sharing agreements with the FDIC.

UNITED COMMUNITY BANKS, INC.
Non-GAAP Performance Measures Reconciliation
Selected Financial Information
	2012				2011	For the Twelve Months Ended
(in thousands, except per share	Fourth	Third	Second	First	Fourth
data; taxable equivalent)	Quarter	Quarter	Quarter	Quarter	Quarter	2012	2011	2010	2009	2008

Interest revenue reconciliation
Interest revenue - taxable equivalent	$64,450	$65,978	$66,780	$70,221	$71,905	$267,429	$299,344	$343,123	$404,961	$466,969
Taxable equivalent adjustment	(381)	(419)	(444)	(446)	(423)	(1,690)	(1,707)	(2,001)	(2,132)	(2,261)
Interest revenue (GAAP)	$64,069	$65,559	$66,336	$69,775	$71,482	$265,739	$297,637	$341,122	$402,829	$464,708

Net interest revenue reconciliation
Net interest revenue - taxable equivalent	$56,028	$57,371	$56,836	$58,864	$59,050	$229,099	$233,669	$243,052	$245,227	$238,704
Taxable equivalent adjustment	(381)	(419)	(444)	(446)	(423)	(1,690)	(1,707)	(2,001)	(2,132)	(2,261)
Net interest revenue (GAAP)	$55,647	$56,952	$56,392	$58,418	$58,627	$227,409	$231,962	$241,051	$243,095	$236,443

Provision for loan losses reconciliation
Operating provision for loan losses	$14,000	$15,500	$18,000	$15,000	$14,000	$62,500	$251,000	$234,750	$310,000	$184,000
Partial recovery of special fraud-related loan loss	-	-	-	-	-	-	-	(11,750)	-	-
Provision for loan losses (GAAP)	$14,000	$15,500	$18,000	$15,000	$14,000	$62,500	$251,000	$223,000	$310,000	$184,000

Fee revenue reconciliation
Operating fee revenue	$14,761	$13,764	$12,867	$15,379	$12,667	$56,771	$49,908	$48,548	$50,964	$46,081
Gain from acquisition	-	-	-	-	-	-	-	-	11,390	-
Fee revenue (GAAP)	$14,761	$13,764	$12,867	$15,379	$12,667	$56,771	$49,908	$48,548	$62,354	$46,081

Total revenue reconciliation
Total operating revenue	$56,789	$55,635	$51,703	$59,243	$57,717	$223,370	$32,577	$56,850	$(13,809)	$100,785
Taxable equivalent adjustment	(381)	(419)	(444)	(446)	(423)	(1,690)	(1,707)	(2,001)	(2,132)	(2,261)
Gain from acquisition	-	-	-	-	-	-	-	-	11,390	-
Partial recovery of special fraud-related loan loss	-	-	-	-	-	-	-	11,750	-	-
Total revenue (GAAP)	$56,408	$55,216	$51,259	$58,797	$57,294	$221,680	$30,870	$66,599	$(4,551)	$98,524

Expense reconciliation
Operating expense	$46,726	$44,783	$44,310	$46,955	$51,080	$182,774	$261,599	$288,301	$217,050	$200,335
Noncash goodwill impairment charge	-	-	-	-	-	-	-	210,590	95,000	-
Severance costs	-	-	-	-	-	-	-	-	2,898	-
Operating expense (GAAP)	$46,726	$44,783	$44,310	$46,955	$51,080	$182,774	$261,599	$498,891	$314,948	$200,335

Income (loss) before taxes reconciliation
Income (loss) before taxes	$10,063	$10,852	$7,393	$12,288	$6,637	$40,596	$(229,022)	$(231,451)	$(230,859)	$(99,550)
Taxable equivalent adjustment	(381)	(419)	(444)	(446)	(423)	(1,690)	(1,707)	(2,001)	(2,132)	(2,261)
Gain from acquisition	-	-	-	-	-	-	-	-	11,390	-
Noncash goodwill impairment charge	-	-	-	-	-	-	-	(210,590)	(95,000)	-
Severance costs	-	-	-	-	-	-	-	-	(2,898)	-
Partial recovery of special fraud-related loan loss	-	-	-	-	-	-	-	11,750	-	-
Income (loss) before taxes (GAAP)	$9,682	$10,433	$6,949	$11,842	$6,214	$38,906	$(230,729)	$(432,292)	$(319,499)	$(101,811)

Income tax (benefit) expense reconciliation
Income tax (benefit) expense	$802	$284	$894	$760	$(3,264)	$2,740	$(2,276)	$73,218	$(91,754)	$(35,651)
Taxable equivalent adjustment	(381)	(419)	(444)	(446)	(423)	(1,690)	(1,707)	(2,001)	(2,132)	(2,261)
Gain from acquisition, tax expense	-	-	-	-	-	-	-	-	4,328	-
Severance costs, tax benefit	-	-	-	-	-	-	-	-	(1,101)	-
Income tax (benefit) expense (GAAP)	$421	$(135)	$450	$314	$(3,687)	$1,050	$(3,983)	$71,217	$(90,659)	$(37,912)

Diluted earnings (loss) from continuing operations per common share reconciliation
Diluted operating earnings (loss) from continuing operations per common share	$.11	$.13	$.06	$.15	$.12	$.44	$(5.97)	$(16.64)	$(12.37)	$(6.82)
Gain from acquisition	-	-	-	-	-	-	-	-	.58	-
Noncash goodwill impairment charge	-	-	-	-	-	-	-	(11.13)	(7.86)	-
Severance costs	-	-	-	-	-	-	-	-	(.15)	-
Partial recovery of special fraud-related loan loss	-	-	-	-	-	-	-	.62	-	-
Diluted earnings (loss) from continuing operations per common share (GAAP)	$.11	$.13	$.06	$.15	$.12	$.44	$(5.97)	$(27.15)	$(19.80)	$(6.82)

Book value per common share reconciliation
Tangible book value per common share	$6.64	$6.64	$6.48	$6.54	$6.47	$6.64	$6.47	$14.80	$30.09	$51.93
Effect of goodwill and other intangibles	.10	.11	.13	.14	.15	.10	.15	.60	11.69	32.82
Book value per common share (GAAP)	$6.74	$6.75	$6.61	$6.68	$6.62	$6.74	$6.62	$15.40	$41.78	$84.75

Efficiency ratio from continuing operations reconciliation
Operating efficiency ratio from continuing operations	66.04%	62.95%	63.84%	63.31%	71.23%	64.02%	92.27%	98.98%	73.97%	70.00%
Gain from acquisition	-	-	-	-	-	-	-	-	(2.77)	-
Noncash goodwill impairment charge	-	-	-	-	-	-	-	72.29	31.17	-
Severance costs	-	-	-	-	-	-	-	-	.95	-
Efficiency ratio from continuing operations (GAAP)	66.04%	62.95%	63.84%	63.31%	71.23%	64.02%	92.27%	171.27%	103.32%	70.00%

Average equity to assets reconciliation
Tangible common equity to assets	5.67%	5.73%	5.45%	5.33%	5.38%	5.54%	3.74%	6.52%	6.15%	6.57%
Effect of preferred equity	2.88	2.93	2.79	2.75	2.78	2.84	3.88	2.36	2.18	.10
Tangible equity to assets	8.55	8.66	8.24	8.08	8.16	8.38	7.62	8.88	8.33	6.67
Effect of goodwill and other intangibles	.08	.09	.09	.11	.12	.09	.13	1.89	2.79	3.55
Equity to assets (GAAP)	8.63%	8.75%	8.33%	8.19%	8.28%	8.47%	7.75%	10.77%	11.12%	10.22%

Tangible common equity to risk-weighted assets reconciliation
Tangible common equity to risk-weighted assets	8.33%	8.44%	8.37%	8.21%	8.25%	8.33%	8.25%	5.64%	10.39%	8.34%
Effect of other comprehensive income	.51	.36	.28	.10	(.03)	.51	(.03)	(.42)	(.87)	(.91)
Effect of deferred tax limitation	-	-	-	-	-	-	-	-	(1.27)	-
Effect of trust preferred	1.15	1.17	1.19	1.15	1.18	1.15	1.18	1.06	.97	.88
Effect of preferred equity	4.24	4.29	4.35	4.23	4.29	4.24	4.29	3.53	3.19	2.90
Tier I capital ratio (Regulatory)	14.23%	14.26%	14.19%	13.69%	13.69%	14.23%	13.69%	9.81%	12.41%	11.21%

Net charge-offs reconciliation
Operating net charge-offs	$14,505	$20,563	$18,896	$15,867	$45,624	$69,831	$311,227	$215,657	$276,669	$151,152
Subsequent partial recovery of fraud-related charge-off	-	-	-	-	-	-	-	(11,750)	-	-
Net charge-offs (GAAP)	$14,505	$20,563	$18,896	$15,867	$45,624	$69,831	$311,227	$203,907	$276,669	$151,152

Net charge-offs to average loans reconciliation
Operating net charge-offs to average loans	1.39%	1.99%	1.85%	1.55%	4.39%	1.69%	7.33%	4.42%	5.03%	2.57%
Subsequent partial recovery of fraud-related charge-off	-	-	-	-	-	-	-	(.25)	-	-
Net charge-offs to average loans (GAAP)	1.39%	1.99%	1.85%	1.55%	4.39%	1.69%	7.33%	4.17%	5.03%	2.57%

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Loan Portfolio Composition at Period-End (1)
	2012				2011	Linked	Year over
	Fourth	Third	Second	First	Fourth	Quarter	Year
(in millions)	Quarter	Quarter	Quarter	Quarter	Quarter	Change	Change
LOANS BY CATEGORY
Owner occupied commercial RE	$1,131	$1,126	$1,140	$1,137	$1,112	$5	$19
Income producing commercial RE	682	693	697	706	710	(11)	(28)
Commercial & industrial	458	460	450	440	428	(2)	30
Commercial construction	155	161	169	167	164	(6)	(9)
Total commercial	2,426	2,440	2,456	2,450	2,414	(14)	12
Residential mortgage	829	833	834	836	835	(4)	(6)
Home equity lines of credit	385	341	294	295	300	44	85
Residential construction	382	389	409	436	448	(7)	(66)
Consumer installment	153	135	126	111	113	18	40
Total loans	$4,175	$4,138	$4,119	$4,128	$4,110	37	65

LOANS BY MARKET
North Georgia	$1,364	$1,383	$1,387	$1,408	$1,426	(19)	(62)
Atlanta MSA	1,288	1,257	1,252	1,239	1,220	31	68
North Carolina	579	579	576	588	597	-	(18)
Coastal Georgia	400	380	369	366	346	20	54
Gainesville MSA	261	256	259	262	265	5	(4)
East Tennessee	283	283	276	265	256	-	27
Total loans	$4,175	$4,138	$4,119	$4,128	$4,110	37	65

RESIDENTIAL CONSTRUCTION
Dirt loans
Acquisition & development	$62	$71	$78	$86	$88	(9)	(26)
Land loans	46	41	45	57	61	5	(15)
Lot loans	193	196	203	204	207	(3)	(14)
Total	301	308	326	347	356	(7)	(55)

House loans
Spec	41	44	49	57	59	(3)	(18)
Sold	40	37	34	32	33	3	7
Total	81	81	83	89	92	-	(11)
Total residential construction	$382	$389	$409	$436	$448	(7)	(66)

(1)  Excludes total loans of $33.4 million, $37.0 million, $41.5 million, $47.2 million and $54.5 million as of December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively, that are covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank.

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Loan Portfolio Composition at Year-End (1)
(in millions)	2012	2011	2010	2009	2008
LOANS BY CATEGORY
Owner occupied commercial RE	$1,131	$1,112	$980	$963	$955
Income producing commercial RE	682	710	781	816	672
Commercial & industrial	458	428	441	390	410
Commercial construction	155	164	297	363	500
Total commercial	2,426	2,414	2,499	2,532	2,537
Residential mortgage	829	835	944	1,052	1,142
Home equity lines of credit	385	300	335	375	384
Residential construction	382	448	695	1,050	1,479
Consumer / installment	153	113	131	142	163
Total loans	$4,175	$4,110	$4,604	$5,151	$5,705

LOANS BY MARKET
North Georgia	$1,364	$1,426	$1,689	$1,884	$2,040
Atlanta MSA	1,288	1,220	1,310	1,435	1,706
North Carolina	579	597	702	772	810
Coastal Georgia	400	346	335	405	464
Gainesville MSA	261	265	312	390	420
East Tennessee	283	256	256	265	265
Total loans	$4,175	$4,110	$4,604	$5,151	$5,705

(1) Excludes total loans of $33.4 million, $54.5 million, $68.2 million and $85.1 million as of December 31, 2012, 2011, 2010 and 2009, respectively, that are covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank.

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Credit Quality (1)

	Fourth Quarter 2012			Third Quarter 2012			Second Quarter 2012
	Non-performing	Foreclosed	Total	Non-performing	Foreclosed	Total	Non-performing	Foreclosed	Total
(in thousands)	Loans	Properties	NPAs	Loans	Properties	NPAs	Loans	Properties	NPAs
NPAs BY CATEGORY
Owner occupied CRE	$12,599	$4,989	$17,588	$14,140	$7,170	$21,310	$9,399	$7,914	$17,313
Income producing CRE	9,549	490	10,039	11,756	1,597	13,353	9,716	2,672	12,388
Commercial & industrial	31,817	-	31,817	32,678	-	32,678	34,982	-	34,982
Commercial construction	23,843	2,204	26,047	18,590	3,121	21,711	18,175	2,732	20,907
Total commercial	77,808	7,683	85,491	77,164	11,888	89,052	72,272	13,318	85,590
Residential mortgage	11,151	4,753	15,904	12,629	6,031	18,660	15,272	5,591	20,863
Home equity lines of credit	1,438	-	1,438	1,367	-	1,367	1,359	-	1,359
Residential construction	18,702	5,828	24,530	22,935	9,039	31,974	25,530	11,512	37,042
Consumer installment	795	-	795	906	-	906	907	-	907
Total NPAs	$109,894	$18,264	$128,158	$115,001	$26,958	$141,959	$115,340	$30,421	$145,761
Balance as a % of
Unpaid Principal	69.5%	39.7%	62.8%	68.8%	36.4%	58.8%	68.8%	39.3%	59.4%

NPAs BY MARKET
North Georgia	$69,950	$8,219	$78,169	$72,211	$14,582	$86,793	$77,332	$13,546	$90,878
Atlanta MSA	18,556	3,442	21,998	21,349	5,926	27,275	17,593	8,651	26,244
North Carolina	11,014	2,579	13,593	9,622	2,771	12,393	10,657	3,287	13,944
Coastal Georgia	3,810	1,609	5,419	6,822	864	7,686	5,822	785	6,607
Gainesville MSA	903	556	1,459	840	1,328	2,168	991	2,998	3,989
East Tennessee	5,661	1,859	7,520	4,157	1,487	5,644	2,945	1,154	4,099
Total NPAs	$109,894	$18,264	$128,158	$115,001	$26,958	$141,959	$115,340	$30,421	$145,761

NPA ACTIVITY
Beginning Balance	$115,001	$26,958	$141,959	$115,340	$30,421	$145,761	$129,704	$31,887	$161,591
Loans placed on non-accrual	20,211	-	20,211	30,535	-	30,535	29,364	-	29,364
Payments received	(6,458)	-	(6,458)	(3,646)	-	(3,646)	(15,027)	-	(15,027)
Loan charge-offs	(11,722)	-	(11,722)	(19,227)	-	(19,227)	(19,382)	-	(19,382)
Foreclosures	(7,138)	7,138	-	(8,001)	8,001	-	(9,319)	9,319	-
Capitalized costs	-	201	201	-	102	102	-	415	415
Note / property sales	-	(12,845)	(12,845)	-	(8,822)	(8,822)	-	(10,461)	(10,461)
Write downs	-	(1,438)	(1,438)	-	(2,394)	(2,394)	-	(1,008)	(1,008)
Net gains (losses) on sales	-	(1,750)	(1,750)	-	(350)	(350)	-	269	269
Ending Balance	$109,894	$18,264	$128,158	$115,001	$26,958	$141,959	$115,340	$30,421	$145,761

	Fourth Quarter 2012		Third Quarter 2012		Second Quarter 2012
		Net Charge-		Net Charge-		Net Charge-
		Offs to		Offs to		Offs to
	Net	Average	Net	Average	Net	Average
(in thousands)	Charge-Offs	Loans (2)	Charge-Offs	Loans (2)	Charge-Offs	Loans (2)
NET CHARGE-OFFS BY CATEGORY
Owner occupied CRE	$4,997	1.76	$6,192	3.56%	$1,305	.46%
Income producing CRE	1,153	.67	1,982	.70	3,044	1.75
Commercial & industrial	135	.12	(259)	(.23)	775	.70
Commercial construction	1,688	4.25	3,190	7.74	88	.21
Total commercial	7,973	1.30	11,105	1.81	5,212	.86
Residential mortgage	3,254	1.55	2,846	1.40	1,971	.70
Home equity lines of credit	445	.49	681	.80	1,891	2.60
Residential construction	2,435	2.52	5,676	5.69	9,563	9.14
Consumer installment	398	1.10	255	.78	259	.88
Total	$14,505	1.39	$20,563	1.99	$18,896	1.85

NET CHARGE-OFFS BY MARKET
North Georgia	$4,474	1.26	$6,451	1.84%	$12,474	3.58%
Atlanta MSA	3,977	1.27	9,344	3.02	2,307	.75
North Carolina	2,032	1.39	1,674	1.15	3,634	2.52
Coastal Georgia	574	.60	2,486	2.67	211	.23
Gainesville MSA	1,331	2.04	294	.45	(187)	(.29)
East Tennessee	2,117	2.98	314	.45	457	.68
Total	$14,505	1.39	$20,563	1.99	$18,896	1.85

(1)	Excludes non-performing loans and foreclosed properties covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank.

(2)	Annualized.

UNITED COMMUNITY BANKS, INC.
Consolidated Statement of Operations (Unaudited)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands, except per share data)	2012	2011	2012	2011

Interest revenue:
Loans, including fees	$53,335	$57,697	$217,140	$239,056
Investment securities, including tax exempt of $219, $255, $956 and $1,009	9,841	13,296	44,613	56,260
Federal funds sold, reverse repurchase agreements, commercial paper and deposits in banks	893	489	3,986	2,321
Total interest revenue	64,069	71,482	265,739	297,637
Interest expense:
Deposits:
NOW	462	807	2,049	3,998
Money market	617	800	2,518	5,456
Savings	38	41	150	234
Time	3,674	7,338	19,518	39,151
Total deposit interest expense	4,791	8,986	24,235	48,839
Federal funds purchased, repurchase agreements and other short-term borrowings	524	1,053	2,987	4,250
Federal Home Loan Bank advances	25	441	907	2,042
Long-term debt	3,082	2,375	10,201	10,544
Total interest expense	8,422	12,855	38,330	65,675
Net interest revenue	55,647	58,627	227,409	231,962
Provision for loan losses	14,000	14,000	62,500	251,000
Net interest revenue after provision for loan losses	41,647	44,627	164,909	(19,038)
Fee revenue:
Service charges and fees	8,375	7,248	31,670	29,110
Mortgage loan and other related fees	3,262	1,825	10,483	5,419
Brokerage fees	751	782	3,082	2,986
Securities gains, net	31	4	7,078	842
Loss from prepayment of debt	-	-	(6,681)	(791)
Other	2,342	2,808	11,139	12,342
Total fee revenue	14,761	12,667	56,771	49,908
Total revenue	56,408	57,294	221,680	30,870
Operating expenses:
Salaries and employee benefits	23,586	23,473	96,026	100,095
Communications and equipment	3,320	3,129	12,940	13,135
Occupancy	3,455	3,972	14,304	15,645
Advertising and public relations	987	944	3,855	4,291
Postage, printing and supplies	1,050	1,017	3,899	4,256
Professional fees	2,685	1,996	8,792	9,727
Foreclosed property	4,611	9,302	13,993	78,905
FDIC assessments and other regulatory charges	2,505	2,599	10,097	14,259
Amortization of intangibles	727	746	2,917	3,016
Other	3,800	3,902	15,951	18,270
Total operating expenses	46,726	51,080	182,774	261,599
Net income (loss) before income taxes	9,682	6,214	38,906	(230,729)
Income tax (benefit) expense	421	(3,687)	1,050	(3,983)
Net income (loss)	9,261	9,901	37,856	(226,746)
Preferred stock dividends and discount accretion	3,045	3,025	12,148	11,838
Net income (loss) available to common shareholders	$6,216	$6,876	$25,708	$(238,584)
Earnings (loss) per common share - Basic	$.11	$.12	$.44	$(5.97)
Earnings (loss) per common share - Diluted	.11	.12	.44	(5.97)
Weighted average common shares outstanding - Basic	57,971	57,646	57,857	39,943
Weighted average common shares outstanding - Diluted	57,971	57,646	57,857	39,943

UNITED COMMUNITY BANKS, INC.
Consolidated Balance Sheet
	December 31,	December 31,
(in thousands, except share and per share data)	2012	2011
	(unaudited)	(audited)
ASSETS
Cash and due from banks	$66,536	$53,807
Interest-bearing deposits in banks	124,613	139,609
Federal funds sold, reverse repurchase agreements, securities lending, commercial paper and
short-term investments	60,000	185,000
Cash and cash equivalents	251,149	378,416
Securities available for sale	1,834,593	1,790,047
Securities held to maturity (fair value $261,131 and $343,531)	244,184	330,203
Mortgage loans held for sale	28,821	23,881
Loans, net of unearned income	4,175,008	4,109,614
Less allowance for loan losses	(107,137)	(114,468)
Loans, net	4,067,871	3,995,146
Assets covered by loss sharing agreements with the FDIC	47,467	78,145
Premises and equipment, net	168,920	175,088
Bank owned life insurance	81,867	80,599
Accrued interest receivable	18,659	20,693
Goodwill and other intangible assets	5,510	8,428
Foreclosed property	18,264	32,859
Other assets	34,954	69,915
Total assets	$6,802,259	$6,983,420
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Demand	$1,252,605	$992,109
NOW	1,316,453	1,509,896
Money market	1,149,912	1,038,778
Savings	227,308	199,007
Time:
Less than $100,000	1,055,271	1,332,394
Greater than $100,000	705,558	847,152
Brokered	245,033	178,647
Total deposits	5,952,140	6,097,983
Federal funds purchased, repurchase agreements, and other short-term borrowings	52,574	102,577
Federal Home Loan Bank advances	40,125	40,625
Long-term debt	124,805	120,225
Unsettled securities purchases	-	10,325
Accrued expenses and other liabilities	47,210	36,199
Total liabilities	6,216,854	6,407,934
Shareholders' equity:
Preferred stock, $1 par value; 10,000,000 shares authorized;
Series A; $10 stated value; 21,700 shares issued and outstanding	217	217
Series B; $1,000 stated value; 180,000 shares issued and outstanding	178,557	177,092
Series D; $1,000 stated value; 16,613 shares issued and outstanding	16,613	16,613
Common stock, $1 par value; 100,000,000 shares authorized;
42,423,870 and 41,647,100 shares issued and outstanding	42,424	41,647
Common stock, non-voting, $1 par value; 30,000,000 shares authorized;
15,316,794 and 15,914,209 shares issued and outstanding	15,317	15,914
Common stock issuable; 133,238 and 93,681 shares	3,119	3,233
Capital surplus	1,057,951	1,054,940
Accumulated deficit	(705,153)	(730,861)
Accumulated other comprehensive loss	(23,640)	(3,309)
Total shareholders' equity	585,405	575,486
Total liabilities and shareholders' equity	$6,802,259	$6,983,420

UNITED COMMUNITY BANKS, INC.
Average Consolidated Balance Sheets and Net Interest Analysis
For the Three Months Ended December 31,

	2012			2011
	Average		Avg.	Average		Avg.
(dollars in thousands, taxable equivalent)	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (1)(2)	$4,190,725	$53,366	5.07%	$4,175,320	$57,773	5.49%
Taxable securities (3)	2,065,311	9,622	1.86	2,114,069	13,041	2.47
Tax-exempt securities (1)(3)	22,483	358	6.37	27,224	417	6.13
Federal funds sold and other interest-earning assets	203,090	1,104	2.17	371,606	674	.73

Total interest-earning assets	6,481,609	64,450	3.96	6,688,219	71,905	4.27
Non-interest-earning assets:
Allowance for loan losses	(112,846)			(145,559)
Cash and due from banks	54,714			54,485
Premises and equipment	169,967			176,182
Other assets (3)	184,398			245,664
Total assets	$6,777,842			$7,018,991

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW	$1,261,796	462	.15	$1,451,581	807	.22
Money market	1,200,701	617	.20	1,041,375	800	.30
Savings	224,624	38	.07	198,541	41	.08
Time less than $100,000	1,082,761	1,982	.73	1,358,367	3,668	1.07
Time greater than $100,000	715,902	1,673	.93	875,434	2,867	1.30
Brokered time deposits	135,708	19	.06	180,933	803	1.76
Total interest-bearing deposits	4,621,492	4,791	.41	5,106,231	8,986	.70

Federal funds purchased and other borrowings	67,403	524	3.09	102,776	1,053	4.06
Federal Home Loan Bank advances	39,092	25	.25	40,625	441	4.31
Long-term debt	149,564	3,082	8.20	120,217	2,375	7.84
Total borrowed funds	256,059	3,631	5.64	263,618	3,869	5.82

Total interest-bearing liabilities	4,877,551	8,422	.69	5,369,849	12,855	.95
Non-interest-bearing liabilities:
Non-interest-bearing deposits	1,251,327			1,008,327
Other liabilities	63,785			59,908
Total liabilities	6,192,663			6,438,084
Shareholders' equity	585,179			580,907
Total liabilities and shareholders' equity	$6,777,842			$7,018,991

Net interest revenue		$56,028			$59,050
Net interest-rate spread			3.27%			3.32%

Net interest margin (4)			3.44%			3.51%

(1)
Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans.  The rate used was 39%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.

(2)	Included in the average balance of loans outstanding are loans where the accrual of interest has been discontinued and loans that are held for sale.
(3)	Securities available for sale are shown at amortized cost. Pretax unrealized gains of $22.2 million in 2012 and $31.3 million in 2011 are included in other assets for purposes of this presentation.
(4)	Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.

UNITED COMMUNITY BANKS, INC.
Average Consolidated Balance Sheets and Net Interest Analysis
For the Twelve Months Ended December 31,
	2012			2011
	Average		Avg.	Average		Avg.
(dollars in thousands, taxable equivalent)	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (1)(2)	$4,165,520	$217,467	5.22%	$4,307,111	$239,195	5.55%
Taxable securities (3)	2,065,162	43,657	2.11	1,973,678	55,251	2.80
Tax-exempt securities (1)(3)	23,759	1,565	6.59	25,693	1,651	6.43
Federal funds sold and other interest-earning assets	292,857	4,740	1.62	478,403	3,247	.68

Total interest-earning assets	6,547,298	267,429	4.08	6,784,885	299,344	4.41
Non-interest-earning assets:
Allowance for loan losses	(114,647)			(145,656)
Cash and due from banks	53,247			90,212
Premises and equipment	172,544			178,061
Other assets (3)	206,609			281,233
Total assets	$6,865,051			$7,188,735

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW	$1,293,510	2,049	.16	$1,348,493	3,998	.30
Money market	1,140,354	2,518	.22	993,871	5,456	.55
Savings	216,880	150	.07	195,468	234	.12
Time less than $100,000	1,170,202	9,788	.84	1,471,596	18,648	1.27
Time greater than $100,000	766,411	8,027	1.05	948,659	14,347	1.51
Brokered time deposits	155,902	1,703	1.09	401,393	6,156	1.53
Total interest-bearing deposits	4,743,259	24,235	.51	5,359,480	48,839	.91

Federal funds purchased and other borrowings	80,593	2,987	3.71	102,727	4,250	4.14
Federal Home Loan Bank advances	124,771	907	.73	47,220	2,042	4.32
Long-term debt	127,623	10,201	7.99	139,666	10,544	7.55
Total borrowed funds	332,987	14,095	4.23	289,613	16,836	5.81

Total interest-bearing liabilities	5,076,246	38,330	.76	5,649,093	65,675	1.16
Non-interest-bearing liabilities:
Non-interest-bearing deposits	1,142,236			915,649
Other liabilities	64,986			66,809
Total liabilities	6,283,468			6,631,551
Shareholders' equity	581,583			557,184
Total liabilities and shareholders' equity	$6,865,051			$7,188,735
Net interest revenue		$229,099			$233,669
Net interest-rate spread			3.32%			3.25%

Net interest margin (4)			3.50%			3.44%

(1)
Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans.  The rate used was 39%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.

(2)	Included in the average balance of loans outstanding are loans where the accrual of interest has been discontinued and loans that are held for sale.
(3)	Securities available for sale are shown at amortized cost. Pretax unrealized gains of $23.6 million in 2012 and $32.2 million in 2011 are included in other assets for purposes of this presentation.
(4)	Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.